UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22294

Western Asset Investment Grade Defined Opportunity Trust Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY			10018
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888)777-0102

Date of fiscal year end:	November 30

Date of reporting period:	May 31, 2013

ITEM 1.         REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

Semi-Annual Report May 31, 2013

WESTERN ASSET INVESTMENT GRADE DEFINED OPPORTUNITY TRUST INC.

(IGI)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Spread duration	2

Effective duration	3

Schedule of investments	4

Statement of assets and liabilities	14

Statement of operations	15

Statements of changes in net assets	16

Financial highlights	17

Notes to financial statements	18

Additional shareholder information	29

Dividend reinvestment plan	30

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Investment Grade Defined Opportunity Trust Inc. for the six-month reporting period ended May 31, 2013. Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period.

I am pleased to introduce myself as the new Chairman, President and Chief Executive Officer of the Fund, succeeding R. Jay Gerken, as he embarks upon his retirement. Jay has most recently served as Chairman, President and Chief Executive Officer of the Fund and other funds in the Legg Mason complex. On behalf of all our shareholders and the Fund’s Board of Directors, I would like to thank Jay for his vision and guidance, and wish him all the best.

I am honored to have been appointed to my new role with the Fund. During my 23 year career in the financial industry, I have seen it evolve and expand. Despite these changes, keeping an unwavering focus on our shareholders and their needs remains paramount. This was a consistent focus of Jay’s, and I look forward to following his lead in the years to come.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.lmcef.com. Here you can gain immediate access to market and investment information, including:

•                  Fund prices and performance,

•                  Market insights and commentaries from our portfolio managers, and

•                  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Kenneth D. Fuller
Chairman, President and Chief Executive Officer
June 28, 2013

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II	Western Asset Investment Grade Defined Opportunity Trust Inc.

Investment commentary

Economic review

The U.S. economy continued to grow over the six months ended May 31, 2013 (the “reporting period”), but the pace was far from robust. Looking back, U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, was 1.3% in the second quarter of 2012. Economic growth accelerated to 3.1% in the third quarter, partially due to increased private inventory investment, higher federal government spending and moderating imports. However, economic activity sharply moderated in the fourth quarter, with GDP expanding an anemic 0.4%. This was driven by a reversal of the above factors, as private inventory investment and federal government spending weakened. Economic growth then improved, as the U.S. Department of Commerce’s final reading for first quarter 2013 GDP growth, released after the reporting period ended, was 1.8%. Accelerating growth was due, in part, to strengthening consumer spending, which rose 2.6% during the first quarter, versus a 1.8% increase during the previous quarter.

While there was some improvement in the U.S. job market, unemployment remained elevated throughout the reporting period. When the period began, unemployment, as reported by the U.S. Department of Labor, was 7.8%. The unemployment rate fluctuated between 7.8% and 7.9% through January 2013. Unemployment then fell to 7.7% in February, 7.6% in March and 7.5% in April, before edging up to 7.6% in May. In an encouraging sign, the number of longer-term unemployed has declined in recent months. In February 2013, more than 40% of the people without a job had been out of work for more than six months. This fell to 37.3% in May 2013.

Meanwhile, the housing market brightened, as sales generally improved and home prices continued to rebound. According to the National Association of Realtors (“NAR”), existing-home sales rose 4.2% on a seasonally adjusted basis in May 2013 versus the previous month and were 12.9% higher than in May 2012. In addition, the NAR reported that the median existing-home price for all housing types was $208,000 in May 2013, up 15.4% from May 2012. This marked the fifteenth consecutive month that home prices rose compared to the same period a year earlier. While the inventory of homes available for sale rose 3.3% in May 2013 to a 5.1 month supply at the current sales pace, it was 10.1% lower than in May 2012.

While manufacturing activity was weak in many international developed countries, it was generally positive in the U.S. Based on the Institute for Supply Management’s Purchasing Managers’ Index (“PMI”)ii, the U.S. manufacturing sector expanded during the first five months of the reporting period. However, manufacturing then experienced a setback, falling from 50.7 in April 2013 to 49.0 in May (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). During May, 10 of the 18 industries within the PMI expanded, versus 14 expanding the prior month.

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Western Asset Investment Grade Defined Opportunity Trust Inc.	III

Investment commentary (cont’d)

Market review

Q. How did the Federal Reserve Board (“Fed”)iii respond to the economic environment?

A. The Fed took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. As has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. At its September 2012 meeting, prior to the beginning of the reporting period, the Fed announced a third round of quantitative easing (“QE3”), which involves purchasing $40 billion each month of agency mortgage-backed securities (“MBS”) on an open-end basis. In addition, the Fed further extended the duration that it expects to keep the federal funds rate on hold, until at least mid-2015. At its meeting in December, the Fed announced that it would continue purchasing $40 billion per month of agency MBS, as well as initially purchasing $45 billion a month of longer-term Treasuries. The Fed also said that it would keep the federal funds rate on hold “...as long as the unemployment rate remains above 6.5%, inflation between one and two years ahead is projected to be no more than a half percentage point above the Committee’s 2.0% longer-run goal, and longer-term inflation expectations continue to be well anchored.” At its meeting that ended on June 19, 2013, after the reporting period ended, the Fed did not make any material changes to its official policy statement. However, in a press conference following the meeting, Fed Chairman Bernanke said “...the Committee currently anticipates that it would be appropriate to moderate the monthly pace of purchases later this year; and if the subsequent data remain broadly aligned with our current expectations for the economy, we would continue to reduce the pace of purchases in measured steps through the first half of next year, ending purchases around midyear.”

Q. Did Treasury yields trend higher or lower during the six months ended May 31, 2013?

A. Both short- and long-term Treasury yields moved higher during the reporting period. When the period began, the yield on the two-year Treasury was 0.25%. It fell as low as 0.20% on April 29, 2013 and was as high as 0.30% on several occasions, including at the end of the period. The yield on the ten-year Treasury began the period at 1.62%. Ten-year Treasuries hit a low of 1.59% in December 2012 and peaked at 2.16% at the end of the period.

Q. What factors impacted the spread sectors (non-Treasuries) during the reporting period?

A. The spread sectors experienced periods of volatility during the period given a number of macro issues, including the European sovereign debt crisis, mixed economic data and concerns related to the U.S. “fiscal cliff” and sequestration. However, the majority of spread sectors modestly outperformed equal-durationv Treasuries given generally solid demand from investors looking to generate incremental yield in the low interest rate environment. For the six months ended May 31, 2013, the Barclays U.S. Aggregate Indexvi fell 1.05%.

Q. How did the high-yield market perform over the six months ended May 31, 2013?

A. The U.S. high-yield bond market generated a strong return during the reporting period. The asset class, as measured by the Barclays U.S. Corporate High Yield — 2% Issuer Cap Indexvii, posted positive returns during all but the last month of the period. Risk appetite was often solid as investors were drawn to higher yielding securities. All told, the high-yield market gained 5.79% for the six months ended May 31, 2013.

Q. How did the emerging market debt asset class perform over the reporting period?

A. The asset class generated poor results during the six months ended May 31, 2013. After rising sharply during the first month of the reporting period, the asset class declined over four of the next five months. This turnaround was triggered by a number of factors, including concerns over moderating global growth, fears of a hard landing for China’s economy and generally weaker commodity prices. Overall, the JPMorgan Emerging Markets Bond

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IV	Western Asset Investment Grade Defined Opportunity Trust Inc.

Index Global (“EMBI Global”)viii fell 2.46% over the six months ended May 31, 2013.

Performance review

For the six months ended May 31, 2013, Western Asset Investment Grade Defined Opportunity Trust Inc. returned 0.39% based on its net asset value (“NAV”)ix and -5.27% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays U.S. Credit Indexx, returned -0.84% for the same period. The Lipper Corporate Debt BBB-Rated Closed-End Funds Category Averagexi returned -0.42% over the same time frame. Please note that Lipper performance returns are based on each fund’s NAV.

During this six-month period, the Fund made distributions to shareholders totaling $0.67 per share, which may have included a return of capital. The performance table shows the Fund’s six-month total return based on its NAV and market price as of May 31, 2013. Past performance is no guarantee of future results.

Performance Snapshot as of May 31, 2013 (unaudited)

Price Per Share	6-Month Total Return*
$22.09 (NAV)	0.39%†
$21.77 (Market Price)	-5.27%‡

All figures represent past performance and are not a guarantee of future results. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

*       Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses, including management fees, operating expenses, and other Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors may pay on distributions or the sale of shares.

†        Total return assumes the reinvestment of all distributions, including returns of capital, if any, at NAV.

‡       Total return assumes the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan.

Looking for additional information?

The Fund is traded under the symbol “IGI” and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XIGIX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.lmcef.com.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Kenneth D. Fuller

Chairman, President and Chief Executive Officer

June 28, 2013

RISKS: The Fund’s investments are subject to credit risk, inflation risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses and have a potentially large impact on Fund performance. The Fund may invest in securities or engage in transactions that have the economic effects of leverage which can increase the risk and volatility of the Fund.

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Western Asset Investment Grade Defined Opportunity Trust Inc.	V

Investment commentary (cont’d)

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                     Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii                  The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii               The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv                The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

v                   Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vi                The Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vii             The Barclays U.S. Corporate High Yield — 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

viii          The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

ix                Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

x                   The Barclays U.S. Credit Index is an index composed of corporate and non-corporate debt issues that are investment grade (rated Baa3/BBB or higher).

xi                Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the six-month period ended May 31, 2013, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 14 funds in the Fund’s Lipper category.

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VI	Western Asset Investment Grade Defined Opportunity Trust Inc.

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†       The bar graph above represents the composition of the Fund’s investments as of May 31, 2013 and November 30, 2012 and does not include derivatives, such as futures contracts, swap contracts and forward foreign currency contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	1

Spread duration (unaudited)

Economic Exposure — May 31, 2013

Total Spread Duration

IGI	— 7.41 years
Benchmark	— 6.77 years

Spread duration measures the sensitivity to changes in spreads. The spread over Treasuries is the annual risk-premium demanded by investors to hold non-Treasury securities. Spread duration is quantified as the % change in price resulting from a 100 basis points change in spreads. For a security with positive spread duration, an increase in spreads would result in a price decline and a decline in spreads would result in a price increase. This chart highlights the market sector exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

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2	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Effective duration (unaudited)

Interest Rate Exposure — May 31, 2013

Total Effective Duration

IGI	— 6.87 years
Benchmark	— 6.97 years

Effective duration measures the sensitivity to changes in relevant interest rates. Effective duration is quantified as the % change in price resulting from a 100 basis points change in interest rates. For a security with positive effective duration, an increase in interest rates would result in a price decline and a decline in interest rates would result in a price increase. This chart highlights the interest rate exposure of the Fund’s sectors relative to the selected benchmark sectors as of the end of the reporting period.

Benchmark	— Barclays U.S. Credit Index
EM	— Emerging Markets
HY	— High Yield
IG Credit	— Investment Grade Credit
IGI	— Western Asset Investment Grade Defined Opportunity Trust Inc.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	3

Schedule of investments (unaudited)

May 31, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 93.1%
Consumer Discretionary — 9.4%
Automobiles — 1.9%
Ford Motor Co., Senior Bonds	9.215%	9/15/21	$1,140,000	$ 1,485,136
Ford Motor Co., Senior Notes	4.750%	1/15/43	550,000	514,434
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	1,000,000	1,203,660
Ford Motor Credit Co., LLC, Senior Notes	8.125%	1/15/20	640,000	808,817
Ford Motor Credit Co., LLC, Senior Notes	4.250%	9/20/22	380,000	391,311
Total Automobiles				4,403,358
Hotels, Restaurants & Leisure — 0.6%
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,250,000	1,309,375
Internet & Catalog Retail — 0.3%
QVC Inc., Senior Secured Notes	5.125%	7/2/22	670,000	717,127
Media — 5.9%
Comcast Corp., Bonds	6.400%	5/15/38	2,500,000	3,164,000
Comcast Corp., Senior Notes	5.700%	7/1/19	1,500,000	1,815,744
DISH DBS Corp., Senior Notes	7.875%	9/1/19	1,250,000	1,407,813
Lynx I Corp., Senior Secured Notes	5.375%	4/15/21	460,000	480,700	(a)
News America Inc., Senior Notes	6.650%	11/15/37	2,400,000	2,916,715
Time Warner Cable Inc., Debentures	7.300%	7/1/38	500,000	620,907
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,100,000	1,444,713
Time Warner Inc., Senior Notes	4.900%	6/15/42	250,000	251,971
UBM PLC, Notes	5.750%	11/3/20	830,000	866,288	(a)
WPP Finance UK, Senior Notes	8.000%	9/15/14	1,000,000	1,086,545
Total Media				14,055,396
Specialty Retail — 0.7%
American Greetings Corp., Senior Notes	7.375%	12/1/21	280,000	285,250
Gap Inc., Senior Notes	5.950%	4/12/21	1,240,000	1,441,870
Total Specialty Retail				1,727,120
Total Consumer Discretionary				22,212,376
Consumer Staples — 4.3%
Beverages — 1.0%
Anheuser-Busch InBev Worldwide Inc., Senior Notes	7.750%	1/15/19	450,000	583,873
Pernod-Ricard SA, Senior Bonds	5.750%	4/7/21	590,000	685,337	(a)
Pernod-Ricard SA, Senior Notes	5.500%	1/15/42	960,000	1,040,436	(a)
Total Beverages				2,309,646
Food Products — 0.5%
Kraft Foods Group Inc., Senior Notes	5.000%	6/4/42	540,000	568,240
Mondelez International Inc., Senior Notes	5.375%	2/10/20	491,000	570,286
Total Food Products				1,138,526

See Notes to Financial Statements.

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4	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Tobacco — 2.8%
Altria Group Inc., Senior Notes	9.250%	8/6/19	$1,000,000	$ 1,370,492
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	540,000	683,823
Lorillard Tobacco Co., Senior Notes	8.125%	5/1/40	470,000	603,323
Lorillard Tobacco Co., Senior Notes	7.000%	8/4/41	510,000	592,874
Reynolds American Inc., Senior Notes	4.750%	11/1/42	1,220,000	1,148,365
Reynolds American Inc., Senior Secured Notes	7.625%	6/1/16	2,000,000	2,368,236
Total Tobacco				6,767,113
Total Consumer Staples				10,215,285
Energy — 12.0%
Oil, Gas & Consumable Fuels — 12.0%
Anadarko Petroleum Corp., Senior Notes	5.950%	9/15/16	340,000	387,832
Apache Corp., Senior Notes	5.100%	9/1/40	140,000	146,795
Apache Corp., Senior Notes	5.250%	2/1/42	160,000	170,126
Apache Corp., Senior Notes	4.750%	4/15/43	1,090,000	1,091,844
Arch Coal Inc., Senior Notes	7.000%	6/15/19	440,000	398,200
ConocoPhillips, Notes	6.500%	2/1/39	1,500,000	1,970,539
DCP Midstream LLC, Senior Notes	9.750%	3/15/19	1,000,000	1,320,529	(a)
Devon Financing Corp. LLC, Debentures	7.875%	9/30/31	1,080,000	1,456,069
Enterprise Products Operating LLC, Senior Notes	9.750%	1/31/14	2,000,000	2,117,986
EOG Resources Inc., Senior Notes	6.875%	10/1/18	800,000	1,000,026
Hess Corp., Notes	8.125%	2/15/19	1,400,000	1,804,215
Hess Corp., Notes	7.875%	10/1/29	440,000	576,509
Hess Corp., Senior Bonds	6.000%	1/15/40	520,000	584,508
Kerr-McGee Corp., Notes	6.950%	7/1/24	1,320,000	1,630,139
Kerr-McGee Corp., Notes	7.875%	9/15/31	710,000	918,420
Kinder Morgan Energy Partners LP, Senior Notes	5.950%	2/15/18	800,000	947,954
Noble Energy Inc., Senior Notes	6.000%	3/1/41	660,000	783,071
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	160,000	162,000	(a)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	1,000,000	1,150,000
Petrobras Global Finance BV, Senior Notes	4.375%	5/20/23	440,000	428,375
Petrobras International Finance Co., Senior Notes	5.750%	1/20/20	1,109,000	1,211,661
Petrobras International Finance Co., Senior Notes	6.750%	1/27/41	1,730,000	1,841,203
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	250,000	278,750
Quicksilver Resources Inc., Senior Notes	11.750%	1/1/16	1,000,000	1,065,000
Shell International Finance BV, Senior Notes	6.375%	12/15/38	1,000,000	1,338,807
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	5.400%	8/15/41	10,000	11,139
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	4.450%	8/1/42	860,000	830,118
Valero Energy Corp., Senior Notes	9.375%	3/15/19	700,000	949,213
Williams Cos. Inc., Notes	7.875%	9/1/21	952,000	1,198,371
Williams Cos. Inc., Senior Notes	7.750%	6/15/31	62,000	76,450

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	5

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	$ 148,000	$ 198,168
Williams Partners LP, Senior Notes	5.250%	3/15/20	460,000	518,371
Total Energy				28,562,388
Financials — 35.2%
Capital Markets — 9.5%
Bank of New York Mellon Corp., Junior Subordinated Notes	4.500%	6/20/23	460,000	462,875	(b)(c)
Bear Stearns Cos. LLC, Senior Notes	7.250%	2/1/18	1,570,000	1,920,437
Deutsche Bank AG, Subordinated Notes	4.296%	5/24/28	1,190,000	1,149,954	(b)
Goldman Sachs Group Inc., Senior Notes	5.950%	1/18/18	4,250,000	4,905,660
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	500,000	620,464
Goldman Sachs Group Inc., Senior Notes	5.375%	3/15/20	470,000	535,043
Goldman Sachs Group Inc., Senior Notes	5.250%	7/27/21	870,000	970,840
Goldman Sachs Group Inc., Senior Notes	6.250%	2/1/41	2,550,000	2,995,087
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	990,000	1,180,528
Merrill Lynch & Co. Inc., Subordinated Notes	7.750%	5/14/38	670,000	841,204
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	1,750,000	2,061,915
Morgan Stanley, Senior Notes	5.500%	1/26/20	1,950,000	2,202,045
Morgan Stanley, Senior Notes	5.500%	7/24/20	200,000	226,068
Morgan Stanley, Senior Notes	6.375%	7/24/42	140,000	165,031
State Street Corp., Junior Subordinated Notes	4.956%	3/15/18	1,330,000	1,498,482
UBS AG Stamford CT, Subordinated Notes	7.625%	8/17/22	330,000	376,858
Vesey Street Investment Trust I, Senior Notes	4.404%	9/1/16	540,000	583,469
Total Capital Markets				22,695,960
Commercial Banks — 6.4%
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	360,000	362,700
CIT Group Inc., Secured Notes	5.250%	4/1/14	630,000	650,475	(a)
CIT Group Inc., Secured Notes	6.625%	4/1/18	480,000	542,400	(a)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	500,000	560,625	(a)(b)(c)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,140,000	2,160,709	(a)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,250,000	1,307,806	(a)(c)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	580,000	611,900	(b)(c)
Royal Bank of Scotland Group PLC, Senior Notes	6.400%	10/21/19	1,170,000	1,385,064
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	790,000	817,729
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	820,000	915,512
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	7/15/13	410,000	411,025	(b)(c)
Wachovia Corp., Senior Notes	5.750%	2/1/18	4,400,000	5,176,802
Wells Fargo & Co., Subordinated Notes	3.450%	2/13/23	390,000	382,574
Total Commercial Banks				15,285,321

See Notes to Financial Statements.

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6	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Consumer Finance — 1.7%
General Motors Financial Co. Inc., Senior Notes	3.250%	5/15/18	$ 230,000	$ 228,563	(a)
General Motors Financial Co. Inc., Senior Notes	4.250%	5/15/23	270,000	263,925	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	1,620,000	1,923,586
SLM Corp., Senior Notes	7.250%	1/25/22	1,430,000	1,512,225
Total Consumer Finance				3,928,299
Diversified Financial Services — 13.9%
Bank of America Corp., Junior Subordinated Notes	5.200%	6/1/23	1,390,000	1,383,050	(b)(c)
Bank of America Corp., Senior Notes	7.625%	6/1/19	2,760,000	3,480,702
Bank of America Corp., Senior Notes	5.625%	7/1/20	180,000	208,228
Bank of America Corp., Senior Notes	5.875%	2/7/42	1,340,000	1,574,895
Citigroup Inc., Junior Subordinated Bonds	5.350%	5/15/23	930,000	922,660	(b)(c)
Citigroup Inc., Senior Notes	6.375%	8/12/14	300,000	319,016
Citigroup Inc., Senior Notes	6.000%	8/15/17	2,250,000	2,608,229
Citigroup Inc., Senior Notes	8.500%	5/22/19	500,000	655,819
Citigroup Inc., Senior Notes	6.875%	3/5/38	2,000,000	2,569,840
Citigroup Inc., Senior Notes	8.125%	7/15/39	1,350,000	1,920,745
Citigroup Inc., Subordinated Notes	4.050%	7/30/22	780,000	781,452
General Electric Capital Corp., Junior Subordinated Bonds	7.125%	6/15/22	100,000	117,200	(b)(c)
General Electric Capital Corp., Junior Subordinated Bonds	6.250%	12/15/22	1,000,000	1,109,516	(b)(c)
General Electric Capital Corp., Notes	5.300%	2/11/21	210,000	237,300
General Electric Capital Corp., Senior Notes	6.875%	1/10/39	3,260,000	4,176,771
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,300,000	1,389,375	(b)
ILFC E-Capital Trust I	4.680%	12/21/65	800,000	728,000	(a)(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	440,000	443,300	(a)(b)
ING US Inc., Senior Notes	5.750%	7/15/22	1,260,000	1,408,680	(a)
International Lease Finance Corp., Senior Notes	8.875%	9/1/17	810,000	978,075
International Lease Finance Corp., Senior Notes	6.250%	5/15/19	220,000	241,450
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	330,000	400,950
International Lease Finance Corp., Senior Secured Notes	6.750%	9/1/16	670,000	761,287	(a)
International Lease Finance Corp., Senior Secured Notes	7.125%	9/1/18	1,200,000	1,420,500	(a)
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	700,000	708,750	(b)(c)
JPMorgan Chase & Co., Senior Notes	6.400%	5/15/38	1,500,000	1,864,792
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000	547,500	(a)(b)
Total Diversified Financial Services				32,958,082
Insurance — 3.3%
American International Group Inc., Senior Notes	6.400%	12/15/20	1,000,000	1,210,696
Delphi Financial Group Inc., Senior Notes	7.875%	1/31/20	290,000	352,498
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	330,000	341,550	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.884%	9/30/13	410,000	403,850	(b)(c)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	120,000	144,000	(a)

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	7

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Liberty Mutual Insurance Co., Subordinated Notes	7.875%	10/15/26	$ 840,000	$ 1,067,542	(a)
MetLife Inc., Senior Notes	6.817%	8/15/18	1,300,000	1,613,904
Nationwide Mutual Insurance Co., Notes	9.375%	8/15/39	520,000	769,316	(a)
Teachers Insurance & Annuity Association of America — College Retirement Equity Fund, Notes	6.850%	12/16/39	1,050,000	1,386,567	(a)
Travelers Cos. Inc., Senior Notes	6.250%	6/15/37	400,000	521,938
Total Insurance				7,811,861
Real Estate Investment Trusts (REITs) — 0.3%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	580,000	712,532	(a)
Thrifts & Mortgage Finance — 0.1%
Santander Holdings USA Inc., Senior Notes	4.625%	4/19/16	270,000	289,041
Total Financials				83,681,096
Health Care — 4.5%
Biotechnology — 0.7%
Amgen Inc., Senior Notes	5.150%	11/15/41	1,020,000	1,086,179
Gilead Sciences Inc., Senior Notes	5.650%	12/1/41	480,000	566,591
Total Biotechnology				1,652,770
Health Care Providers & Services — 2.4%
Catholic Health Initiatives, Secured Bonds	4.350%	11/1/42	60,000	57,884
Highmark Inc., Senior Notes	4.750%	5/15/21	570,000	556,903	(a)
Humana Inc., Senior Notes	6.450%	6/1/16	1,000,000	1,142,826
Humana Inc., Senior Notes	7.200%	6/15/18	1,000,000	1,205,479
Tenet Healthcare Corp., Senior Secured Notes	4.500%	4/1/21	770,000	758,450	(a)
UnitedHealth Group Inc., Senior Notes	4.250%	3/15/43	600,000	578,433
WellPoint Inc., Notes	5.250%	1/15/16	1,200,000	1,325,791
Total Health Care Providers & Services				5,625,766
Pharmaceuticals — 1.4%
AbbVie Inc., Senior Notes	4.400%	11/6/42	450,000	441,318	(a)
Mallinckrodt International Finance SA	4.750%	4/15/23	580,000	589,330	(a)
Pfizer Inc., Senior Notes	7.200%	3/15/39	560,000	792,640
Wyeth, Notes	5.950%	4/1/37	1,100,000	1,352,068
Zoetis Inc., Senior Notes	4.700%	2/1/43	270,000	270,026	(a)
Total Pharmaceuticals				3,445,382
Total Health Care				10,723,918
Industrials — 4.8%
Aerospace & Defense — 0.4%
Exelis Inc., Senior Notes	5.550%	10/1/21	885,000	928,486
Air Freight & Logistics — 0.4%
United Parcel Service Inc., Senior Notes	6.200%	1/15/38	700,000	916,160

See Notes to Financial Statements.

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8	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Airlines — 1.6%
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	$ 171,916	$ 190,397
Delta Air Lines Inc., Pass-Through Certificates, Senior Secured Notes	7.750%	12/17/19	636,567	747,966
United Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	293,841	330,570
United Airlines Inc., Pass-Through Certificates	6.545%	2/2/19	203,045	227,918
United Airlines Inc., Pass-Through Certificates, Secured Notes	9.750%	1/15/17	177,809	205,370
United Airlines Inc., Pass-Through Certificates, Secured Notes	6.250%	4/11/20	290,000	311,025
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	10.400%	11/1/16	120,524	140,073
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	240,000	252,000
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	7.250%	11/10/19	689,600	806,832
US Airways, Pass-Through Trust, Senior Secured Bonds	5.900%	10/1/24	608,901	680,447
Total Airlines				3,892,598
Commercial Services & Supplies — 0.4%
Republic Services Inc., Senior Notes	5.500%	9/15/19	220,000	255,467
Waste Management Inc., Senior Notes	7.750%	5/15/32	500,000	693,855
Total Commercial Services & Supplies				949,322
Electrical Equipment — 0.7%
Eaton Corp., Senior Notes	4.150%	11/2/42	1,830,000	1,740,669	(a)
Industrial Conglomerates — 0.8%
General Electric Co., Senior Notes	4.125%	10/9/42	1,840,000	1,763,123
Machinery — 0.1%
Valmont Industries Inc., Senior Notes	6.625%	4/20/20	180,000	208,908
Marine — 0.2%
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	497,000	498,243
Road & Rail — 0.2%
Kansas City Southern Railway	4.300%	5/15/43	460,000	441,340	(a)
Total Industrials				11,338,849
Information Technology — 1.6%
Computers & Peripherals — 1.1%
Apple Inc., Senior Notes	3.850%	5/4/43	1,160,000	1,069,085
Hewlett-Packard Co., Senior Notes	1.250%	9/13/13	50,000	50,060
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	1,400,000	1,444,181
Total Computers & Peripherals				2,563,326
Internet Software & Services — 0.1%
VeriSign Inc., Senior Notes	4.625%	5/1/23	260,000	262,600	(a)

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	9

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
IT Services — 0.1%
First Data Corp., Senior Secured Notes	6.750%	11/1/20	$ 140,000	$ 147,000	(a)
Semiconductors & Semiconductor Equipment — 0.2%
National Semiconductor Corp., Senior Notes	6.600%	6/15/17	360,000	430,859
Software — 0.1%
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	340,000	357,000	(a)
Total Information Technology				3,760,785
Materials — 6.4%
Chemicals — 0.4%
Dow Chemical Co., Senior Notes	4.375%	11/15/42	330,000	309,534
Ecolab Inc., Senior Notes	5.500%	12/8/41	260,000	298,363
Potash Corp. of Saskatchewan Inc., Senior Notes	5.625%	12/1/40	250,000	285,522
Total Chemicals				893,419
Containers & Packaging — 0.6%
Rock-Tenn Co., Senior Notes	4.900%	3/1/22	790,000	858,040
Rock-Tenn Co., Senior Notes	4.000%	3/1/23	560,000	565,950
Total Containers & Packaging				1,423,990
Metals & Mining — 5.4%
Barrick Gold Corp., Notes	4.100%	5/1/23	340,000	323,850	(a)
Barrick Gold Corp., Senior Notes	5.250%	4/1/42	1,920,000	1,692,799
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	180,000	178,412
Cliffs Natural Resources Inc., Senior Notes	5.900%	3/15/20	290,000	298,360
Cliffs Natural Resources Inc., Senior Notes	4.800%	10/1/20	570,000	549,999
Cliffs Natural Resources Inc., Senior Notes	4.875%	4/1/21	820,000	788,467
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	1,260,000	1,304,100	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	2.375%	3/15/18	50,000	49,918	(a)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	5.450%	3/15/43	210,000	202,523	(a)
Glencore Funding LLC, Senior Notes	2.500%	1/15/19	750,000	736,831	(a)
Rio Tinto Finance USA Ltd., Senior Notes	9.000%	5/1/19	2,000,000	2,708,104
Southern Copper Corp., Senior Notes	5.375%	4/16/20	260,000	288,136
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	240,000	262,200	(a)
Vale Overseas Ltd., Notes	6.875%	11/21/36	2,100,000	2,264,365
Xstrata Finance Canada Ltd., Senior Bonds	5.800%	11/15/16	1,200,000	1,351,801	(a)
Total Metals & Mining				12,999,865
Total Materials				15,317,274
Telecommunication Services — 7.8%
Diversified Telecommunication Services — 4.7%
AT&T Inc., Global Notes	5.600%	5/15/18	1,500,000	1,775,425
AT&T Inc., Global Notes	6.550%	2/15/39	250,000	308,664
AT&T Inc., Senior Notes	5.550%	8/15/41	1,330,000	1,474,556
British Telecommunications PLC, Bonds	9.625%	12/15/30	2,000,000	3,106,474

See Notes to Financial Statements.

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10	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Diversified Telecommunication Services — continued
Embarq Corp., Notes	7.995%	6/1/36	$1,500,000	$ 1,629,636
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	330,000	427,663
Koninklijke KPN NV, Senior Subordinated Notes	7.000%	3/28/73	300,000	299,190	(a)(b)
Telecom Italia Capital SpA, Senior Notes	7.721%	6/4/38	1,000,000	1,086,559
Telefonica Emisiones SAU, Senior Notes	3.729%	4/27/15	390,000	406,032
Telefonica Emisiones SAU, Senior Notes	5.877%	7/15/19	400,000	447,388
Telefonica Emisiones SAU, Senior Notes	7.045%	6/20/36	210,000	241,297
Total Diversified Telecommunication Services				11,202,884
Wireless Telecommunication Services — 3.1%
America Movil SAB de CV, Senior Notes	6.125%	3/30/40	1,400,000	1,601,383
Cellco Partnership/Verizon Wireless Capital LLC, Senior Notes	8.500%	11/15/18	2,000,000	2,659,978
Rogers Communications Inc., Senior Notes	6.800%	8/15/18	1,000,000	1,233,938
SoftBank Corp., Senior Notes	4.500%	4/15/20	1,050,000	1,065,710	(a)
Sprint Nextel Corp., Senior Notes	9.000%	11/15/18	280,000	340,200	(a)
Telefonica Europe BV	8.250%	9/15/30	390,000	487,225
Total Wireless Telecommunication Services				7,388,434
Total Telecommunication Services				18,591,318
Utilities — 7.1%
Electric Utilities — 5.4%
Commonwealth Edison Co., First Mortgage Bonds	5.800%	3/15/18	600,000	710,563
Commonwealth Edison Co., First Mortgage Bonds	6.450%	1/15/38	600,000	795,891
Duke Energy Indiana Inc., Senior Notes	5.000%	9/15/13	30,000	30,381
FirstEnergy Corp., Notes	7.375%	11/15/31	2,590,000	2,931,087
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	2,000,000	2,180,000
IPALCO Enterprises Inc., Senior Secured Notes	7.250%	4/1/16	1,030,000	1,156,175	(a)
MidAmerican Energy Holdings Co., Bonds	6.125%	4/1/36	1,000,000	1,207,774
MidAmerican Energy Holdings Co., Senior Notes	5.750%	4/1/18	1,000,000	1,187,180
Pacific Gas & Electric Co., Senior Notes	8.250%	10/15/18	600,000	791,114
Pacific Gas & Electric Co., Senior Notes	5.800%	3/1/37	820,000	982,684
Virginia Electric and Power Co., Senior Notes	8.875%	11/15/38	500,000	830,625
Total Electric Utilities				12,803,474
Gas Utilities — 0.9%
Southern Natural Gas Co., Senior Notes	8.000%	3/1/32	1,500,000	2,120,929
Independent Power Producers & Energy Traders — 0.5%
AES Corp., Senior Notes	8.000%	6/1/20	1,100,000	1,325,500
Multi-Utilities — 0.3%
Dominion Resources Inc., Senior Notes	8.875%	1/15/19	500,000	671,767
Total Utilities				16,921,670
Total Corporate Bonds & Notes (Cost — $195,072,942)				221,324,959

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	11

Schedule of investments (unaudited) (cont’d)

May 31, 2013

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Senior Loans — 1.1%
Consumer Discretionary — 0.6%
Hotels, Restaurants & Leisure — 0.4%
CCM Merger Inc., New Term Loan B	5.000%	3/1/17	$ 818,265	$ 828,152	(d)
Media — 0.2%
Cengage Learning Acquisitions Inc., Extended Term Loan	5.700%	7/5/17	673,284	531,389	(d)
Total Consumer Discretionary				1,359,541
Industrials — 0.4%
Commercial Services & Supplies — 0.4%
Nielsen Finance LLC, Term Loan E	2.949%	5/2/16	979,257	989,925	(d)
Information Technology — 0.1%
IT Services — 0.1%
First Data Corp., Extended Term Loan B	4.195%	3/23/18	401,246	400,315	(d)
Total Collateralized Senior Loans (Cost — $2,737,970)				2,749,781
Municipal Bonds — 0.4%
California — 0.1%
University of California Revenue	4.062%	5/15/33	220,000	213,319
Illinois — 0.2%
Chicago, IL, GO, Taxable Project	7.781%	1/1/35	40,000	51,639
Illinois State, GO, Build America Bonds-Taxable	6.725%	4/1/35	480,000	552,595
Total Illinois				604,234
Pennsylvania — 0.1%
Philadelphia, PA, Authority For Industrial Development, City Service Agreement Revenue, Taxable	3.964%	4/15/26	160,000	156,115
Total Municipal Bonds (Cost — $987,095)				973,668
Sovereign Bonds — 1.3%
Russia — 0.8%
RSHB Capital, Loan Participation Notes, Senior Secured Notes	9.000%	6/11/14	1,000,000	1,074,050	(a)
Russian Foreign Bond — Eurobond, Senior Bonds	7.500%	3/31/30	745,000	906,665	(a)
Total Russia				1,980,715
Turkey — 0.5%
Republic of Turkey, Notes	6.000%	1/14/41	500,000	576,875
Republic of Turkey, Notes	4.875%	4/16/43	480,000	477,600
Total Turkey				1,054,475
Total Sovereign Bonds (Cost — $2,821,476)				3,035,190
U.S. Government & Agency Obligations — 0.3%
U.S. Government Obligations — 0.3%
U.S. Treasury Bonds (Cost — $704,906)	3.125%	2/15/43	730,000	706,845

See Notes to Financial Statements.

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12	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Western Asset Investment Grade Defined Opportunity Trust Inc.

Security		Shares	Value
Common Stocks — 0.5%
Financials — 0.5%
Diversified Financial Services — 0.5%
Citigroup Inc. (Cost — $888,750)		20,943	$ 1,088,826

	Rate
Preferred Stocks — 1.4%
Financials — 1.4%
Commercial Banks — 0.1%
U.S. Bancorp	5.150%	7,285	182,125
Consumer Finance — 1.1%
GMAC Capital Trust I	8.125%	98,600	2,624,732	(b)
Diversified Financial Services — 0.2%
Citigroup Capital XIII	7.875%	17,525	492,277	(b)
Total Preferred Stocks (Cost — $3,016,918)			3,299,134
Total Investments — 98.1% (Cost — $206,230,057#)			233,178,403
Other Assets in Excess of Liabilities — 1.9%			4,540,702
Total Net Assets — 100.0%			$237,719,105

(a)              Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)             Variable rate security. Interest rate disclosed is as of the most recent information available.

(c)              Security has no maturity date. The date shown represents the next call date.

(d)             Interest rates disclosed represent the effective rates on collateralized senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

#                 Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

GO  — General Obligation

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	13

Statement of assets and liabilities (unaudited)

May 31, 2013

Assets:
Investments, at value (Cost — $206,230,057)	$233,178,403
Cash	1,105,925
Interest receivable	3,391,079
Receivable for securities sold	1,043,262
Deposits with brokers for open futures contracts	499,026
Unrealized appreciation on forward foreign currency contracts	228,175
Receivable from broker — variation margin on open futures contracts	65,149
Prepaid expenses	21,118
Total Assets	239,532,137

Liabilities:
Payable for securities purchased	1,638,173
Investment management fee payable	133,862
Accrued expenses	40,997
Total Liabilities	1,813,032
Total Net Assets	$237,719,105

Net Assets:
Par value ($0.001 par value; 10,761,122 shares issued and outstanding; 100,000,000 shares authorized)	$ 10,761
Paid-in capital in excess of par value	205,302,811
Undistributed net investment income	2,351,822
Accumulated net realized gain on investments, futures contracts, swap contracts and foreign currency transactions	2,776,190
Net unrealized appreciation on investments, futures contracts and foreign currencies	27,277,521
Total Net Assets	$237,719,105

Shares Outstanding	10,761,122

Net Asset Value	$22.09

See Notes to Financial Statements.

__

14	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Statement of operations (unaudited)

For the Six Months Ended May 31, 2013

Investment Income:
Interest	$ 6,356,074
Dividends	160,329
Total Investment Income	6,516,403

Expenses:
Investment management fee (Note 2)	783,432
Excise tax (Note 1)	137,255
Audit and tax	28,272
Directors’ fees	18,524
Transfer agent fees	17,623
Shareholder reports	17,510
Legal fees	12,583
Stock exchange listing fees	12,492
Fund accounting fees	12,021
Insurance	2,948
Custody fees	2,713
Miscellaneous expenses	5,114
Total Expenses	1,050,487
Net Investment Income	5,465,916

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain From:
Investment transactions	1,957,485
Futures contracts	844,770
Swap contracts	16,006
Foreign currency transactions	504,565
Net Realized Gain	3,322,826
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(8,288,297)
Futures contracts	271,283
Foreign currencies	222,081
Change in Net Unrealized Appreciation (Depreciation)	(7,794,933)
Net Loss on Investments, Futures Contracts, Swap Contracts and Foreign Currency Transactions	(4,472,107)
Increase in Net Assets from Operations	$ 993,809

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	15

Statements of changes in net assets

For the Six Months Ended May 31, 2013 (unaudited) and the Year Ended November 30, 2012	2013	2012
Operations:
Net investment income	$ 5,465,916	$ 11,707,811
Net realized gain	3,322,826	3,869,882
Change in net unrealized appreciation (depreciation)	(7,794,933)	21,111,642
Increase in Net Assets From Operations	993,809	36,689,335

Distributions to Shareholders From (Note 1):
Net investment income	(4,467,202)	(13,432,309)
Net realized gains	(2,735,039)	(1,512,836)
Decrease in Net Assets From Distributions to Shareholders	(7,202,241)	(14,945,145)

Fund Share Transactions:
Reinvestment of distributions (20,711 and 64,083 shares issued, respectively)	455,780	1,373,534
Increase in Net Assets From Fund Share Transactions	455,780	1,373,534
Increase (Decrease) in Net Assets	(5,752,652)	23,117,724

Net Assets:
Beginning of period	243,471,757	220,354,033
End of period*	$237,719,105	$243,471,757
* Includes undistributed net investment income of:	$2,351,822	$1,353,108

See Notes to Financial Statements.

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16	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Financial highlights

For a share of capital stock outstanding throughout each year ended November 30, unless otherwise noted:

	2013[1,2]	2012[2]	2011[2]	2010[2]	2009[2,3]

Net asset value, beginning of period	$22.67	$20.64	$21.35	$20.58	$19.06 [4]

Income (loss) from operations:
Net investment income	0.51	1.09	1.15	1.17	0.44
Net realized and unrealized gain (loss)	(0.42)	2.33	(0.57)	0.85	1.50
Total income from operations	0.09	3.42	0.58	2.02	1.94

Less distributions from:
Net investment income	(0.42)	(1.25)	(1.07)	(1.17)	(0.42)
Net realized gains	(0.25)	(0.14)	(0.22)	(0.08)	—
Total distributions	(0.67)	(1.39)	(1.29)	(1.25)	(0.42)

Net asset value, end of period	$22.09	$22.67	$20.64	$21.35	$20.58

Market price, end of period	$21.77	$23.69	$21.55	$20.79	$19.64
Total return, based on NAV[5,6]	0.39%	17.12%	2.96%	10.28%	10.32%
Total return, based on Market Price[7]	(5.27)%	17.28%	10.40%	12.52%	0.33%

Net assets, end of period (000s)	$237,719	$243,472	$220,354	$227,337	$216,952

Ratios to average net assets:
Gross expenses	0.87%[8]	0.78%	0.80%	0.81%	0.86%[8]
Net expenses[9]	0.87 [8]	0.78	0.80	0.81	0.83 [8,10]
Net investment income	4.53 [8]	5.01	5.43	5.60	5.12 [8]

Portfolio turnover rate	31%	82%	49%	31%	19%

1       For the six months ended May 31, 2013 (unaudited).

2       Per share amounts have been calculated using the average shares method.

3       For the period June 26, 2009 (commencement of operations) through November 30, 2009.

4       Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.

5       Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

6       The total return calculation assumes that distributions are reinvested at NAV. Prior to January 1, 2012, the total return calculation assumed the reinvestment of all distributions in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

7       The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

8       Annualized.

9       The impact of compensating balance arrangements, if any, was less than 0.01%.

10     The investment manager has agreed to reimburse all organizational expenses.

See Notes to Financial Statements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	17

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Investment Grade Defined Opportunity Trust Inc. (the “Fund”) was incorporated in Maryland on April 24, 2009 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to stockholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. There can be no assurance the Fund will achieve its investment objectives.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among

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18	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•             Level 1 — quoted prices in active markets for identical investments

•             Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•             Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	19

Notes to financial statements (unaudited) (cont’d)

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$221,324,959	—	$221,324,959
Collateralized senior loans	—	2,749,781	—	2,749,781
Municipal bonds	—	973,668	—	973,668
Sovereign bonds	—	3,035,190	—	3,035,190
U.S. government & agency obligations	—	706,845	—	706,845
Common stocks	$1,088,826	—	—	1,088,826
Preferred stocks	3,299,134	—	—	3,299,134
Total investments	$4,387,960	$228,790,443	—	$233,178,403
Other financial instruments:
Futures contracts	$146,185	—	—	$146,185
Forward foreign currency contracts	—	$228,175	—	228,175
Total other financial instruments	$146,185	$228,175	—	$374,360
Total	$4,534,145	$229,018,618	—	$233,552,763

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$45,185	—	—	$45,185

†  See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset

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20	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Forward foreign currency contracts. The Fund enters into forward foreign currency contracts to hedge against, or manage exposure to, foreign issuers or markets. The Fund may also enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes, including to increase the Fund’s return. The use of swaps involves risks that are different from those associated with other portfolio transactions.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	21

Notes to financial statements (unaudited) (cont’d)

Payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. During the six months ended May 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the six months ended May 31, 2013, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to Financial Statements and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

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22	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Credit and market risk. The Fund invests in high-yield instruments that are subject to certain credit and market risks. The yields of high-yield obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading.

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners,

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	23

Notes to financial statements (unaudited) (cont’d)

(ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

As of May 31, 2013, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(j) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(k) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

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24	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

(l) Distributions to shareholders. Distributions from net investment income of the Fund, if any, are declared quarterly and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(m) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(n) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. The Fund paid $149,829 of federal excise tax attributable to calendar year 2012 in March 2013.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2013, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(o) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.65% of the Fund’s average daily net assets.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	25

Notes to financial statements (unaudited) (cont’d)

for their services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited receives a fee from Western Asset, payable monthly, in an amount equal to 70% of the Fund’s fee paid to LMPFA by the Fund related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the six months ended May 31, 2013, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$64,161,365	$10,079,252
Sales	63,821,542	9,769,182

At May 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$28,275,758
Gross unrealized depreciation	(1,327,412)
Net unrealized appreciation	$26,948,346

At May 31, 2013, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Gain (Loss)
Contracts to Buy:
U.S. Treasury 5-Year Notes	1	6/13	$ 124,472	$ 122,984	$ (1,488)
U.S. Treasury 5-Year Notes	36	9/13	4,427,125	4,406,906	(20,219)
U.S. Treasury Ultra Long-Term Bonds	10	9/13	1,544,728	1,521,250	(23,478)
					(45,185)
Contracts to Sell:
U.S. Treasury 2-Year Notes	4	9/13	880,737	880,562	175
U.S. Treasury 10-Year Notes	19	6/13	2,526,907	2,474,750	52,157
U.S. Treasury 10-Year Notes	50	9/13	6,513,869	6,460,937	52,932
U.S. Treasury 30-Year Bonds	4	6/13	565,737	564,250	1,487
U.S. Treasury 30-Year Bonds	126	9/13	17,683,372	17,643,938	39,434
					146,185
Net unrealized gain on open futures contracts					$101,000

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26	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

At May 31, 2013, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Counterparty	Local Currency	Market Value	Settlement Date	Unrealized Gain
Contracts to Buy:
Japanese Yen	Citibank, N.A.	122,600,000	$1,220,861	8/16/13	$ 37,040
Japanese Yen	Citibank, N.A.	191,400,000	1,905,977	8/16/13	7,412
Japanese Yen	Citibank, N.A.	117,000,000	1,165,095	8/16/13	17,609
Japanese Yen	Citibank, N.A.	106,000,000	1,055,557	8/16/13	25,981
					88,042
Contracts to Sell:
British Pound	Barclays Bank PLC	617,000	937,148	7/25/13	2,299
Japanese Yen	Citibank, N.A.	120,000,000	1,194,828	7/25/13	11,578
Euro	Citibank, N.A.	2,226,145	2,894,667	8/16/13	28,751
Japanese Yen	Citibank, N.A.	598,500,000	5,959,911	8/16/13	97,505
					140,133
Net unrealized gain on open forward foreign currency contracts					$228,175

4. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2013.

ASSET DERIVATIVES[1]
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts[2]	$146,185	—	$146,185
Forward foreign currency contracts	—	$228,175	228,175
Total	$146,185	$228,175	$374,360

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$45,185

1              Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2              Includes cumulative appreciation (depreciation) of futures contracts as reported in the footnotes. Only variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

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Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report	27

Notes to financial statements (unaudited) (cont’d)

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the six months ended May 31, 2013. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Credit Risk	Total
Futures contracts	$844,770	—	—	$ 844,770
Swap contracts	—	—	$16,006	16,006
Forward foreign currency contracts	—	$504,565	—	504,565
Total	$844,770	$504,565	$16,006	$1,365,341

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Foreign Exchange Risk	Total
Futures contracts	$271,283	—	$271,283
Forward foreign currency contracts	—	$222,081	222,081
Total	$271,283	$222,081	$493,364

During the six months ended May 31, 2013, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$ 4,818,900
Futures contracts (to sell)	33,808,701
Forward foreign currency contracts (to buy)	2,233,738
Forward foreign currency contracts (to sell)	8,437,091

Average Notional Balance
Credit default swap contracts (to buy protection)†	$13,187

†  At May 31, 2013, there were no open positions held in this derivative.

5. Distributions subsequent to May 31, 2013

On May 17, 2013, the Fund’s Board of Directors declared three distributions, each in the amount of $0.1000 per share, payable on June 28, 2013, July 26, 2013 and August 30, 2013 to shareholders of record on June 21, 2013, July 19, 2013 and August 23, 2013, respectively.

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28	Western Asset Investment Grade Defined Opportunity Trust Inc. 2013 Semi-Annual Report

Additional shareholder information (unaudited)

Results of annual meeting of shareholders

The Annual Meeting of Shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. was held on March 25, 2013 for the purpose of considering and voting upon the election of Directors. The following table provides information concerning the matter voted upon at the Meeting:

Election of directors

Nominees	Votes For	Votes Withheld
Carol L. Colman	7,708,531	179,670
Daniel P. Cronin	7,721,429	166,772
Paolo M. Cucchi	7,686,350	201,851
Eileen A. Kamerick	7,705,771	182,430

At May 31, 2013, in addition to Carol L. Colman, Daniel P. Cronin, Paolo M. Cucchi and Eileen A. Kamerick, the other Directors of the Fund were as follows:

Leslie H. Gelb
R. Jay Gerken*
William R. Hutchinson
Riordan Roett
Jeswald W. Salacuse

*       Effective May 31, 2013, R. Jay Gerken retired as Chairman, President and Chief Executive Officer of the Fund. Effective June 1, 2013, Kenneth D. Fuller was appointed to the position of Chairman, President and Chief Executive Officer.

__

Western Asset Investment Grade Defined Opportunity Trust Inc.	29

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 1-888-888-0151. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be terminated by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective. Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for

__

30	Western Asset Investment Grade Defined Opportunity Trust Inc.

you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 1-888-888-0151.

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Western Asset Investment Grade Defined Opportunity Trust Inc.	31

Western Asset

Investment Grade Defined Opportunity Trust Inc.

Directors

Carol L. Colman

Daniel P. Cronin

Paolo M. Cucchi

Kenneth D. Fuller*

Chairman

Leslie H. Gelb

William R. Hutchinson

Eileen A. Kamerick**

Riordan Roett

Jeswald W. Salacuse

Officers

Kenneth D. Fuller*

President and Chief Executive Officer

Richard F. Sennett

Principal Financial Officer

Ted P. Becker

Chief Compliance Officer

Vanessa A. Williams

Identity Theft Prevention Officer

Robert I. Frenkel

Secretary and Chief Legal Officer

Thomas C. Mandia

Assistant Secretary

Steven Frank

Treasurer

Jeanne M. Kelly

Senior Vice President

Western Asset Investment Grade Defined Opportunity Trust Inc.

620 Eighth Avenue
49th Floor
New York, NY 10018

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

State Street Bank and Trust Company
1 Lincoln Street
Boston, MA 02111

Transfer agent

American Stock Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

Independent registered public accounting firm

KPMG LLP
345 Park Avenue
New York, NY 10154

Legal counsel

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017

New York Stock Exchange Symbol

IGI

*	Effective June 1, 2013, Mr. Fuller became Chairman, President and Chief Executive Officer.
**	Effective February 1, 2013, Ms. Kamerick became a Director.

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-ends funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•             Personal information included on applications or other forms;

•             Account balances, transactions, and mutual fund holdings and positions;

•             Online account access user IDs, passwords, security challenge question responses; and

•             Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•             Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•             Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•             The Funds’ representatives such as legal counsel, accountants and auditors; and

•             Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

NOT PART OF THE SEMI-ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-888-777-0102.

Revised April 2011

NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Investment Grade Defined Opportunity Trust Inc.

Western Asset Investment Grade Defined Opportunity Trust Inc.
620 Eighth Avenue
49th Floor
New York, NY 10018

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market price shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.lmcef.com and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Investment Grade Defined Opportunity Trust Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

American Stock
Transfer & Trust Company
6201 15th Avenue
Brooklyn, NY 11219

WASX012742 7/13 SR13-1960

ITEM 2.	CODE OF ETHICS.

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	INVESTMENT PROFESSIONALS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)     The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)     There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Not applicable.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Investment Grade Defined Opportunity Trust Inc.

By:	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2013

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer
Western Asset Investment Grade Defined Opportunity Trust Inc.

Date:	July 25, 2013